Axway & Tumbleweed Have Announced a Plan of Merger
The transaction will support Axway's collaborative business solutions strategy by increasing the company's capacity to innovate, adding new solutions for enterprise customers to connect with their mid-market partners, and making these solutions available through both direct and indirect sales channels. Both companies share the same vision of the collaborative business infrastructure market and how it could evolve.

Working together, Axway and Tumbleweed expect to be well-positioned to more quickly reach their long-term strategic objectives.

Merging with Tumbleweed's operations would put Axway ahead of schedule in achieving its 2010 plan of balancing global revenues, expanding its customer base, and enlarging its product portfolio.

News Release Paris, France, 6 June 2008 — Sopra Group Announces a Plan of Merger, via its Subsidiary Axway, with Tumbleweed Communications	Frequently Asked Questions For a list of frequently asked questions and answers about the plan of merger between Axway and Tumbleweed, read our FAQs.
Frequently Asked Questions

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed merger of Tumbleweed by Sopra Group and Axway. In connection with the proposed merger, Axway and Tumbleweed intend to file relevant materials with the SEC, including Tumbleweed's proxy statement on Schedule 14A. STOCKHOLDERS OF TUMBLEWEED ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TUMBLEWEED'S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov, and Tumbleweed stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Tumbleweed. Such documents are not currently available.

Participants in Solicitation
The directors and executive officers of Sopra Group, Axway, and Tumbleweed may be deemed to be participants in the solicitation of proxies from the holders of Tumbleweed common stock in respect of the proposed transaction. Information about the directors and executive officers of Tumbleweed is set forth in the proxy statement for Tumbleweed's 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2008. Information about the directors and executive officers of Sopra Group and Axway is set forth in the Schedule 13D filed by Axway with the SEC on June 12, 2008. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the merger when it becomes available.

Safe Harbor for Forward-Looking Statements
This web site and the information set forth in it contain forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, actual results could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the expected benefits and costs of the transaction; management plans relating to the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to antitrust and CFIUS (Exon-Florio) regulations; any projections of earnings, revenues, synergies, accretion, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include risks related to the timing or ultimate completion of the transaction; the possibility that expected benefits may not materialize as expected; that, prior to the completion of the transaction, Tumbleweed's business may not perform as expected due to uncertainty; that the parties are unable to successfully implement integration strategies; and other risks and uncertainties that are beyond the control of Sopra Group, Axway and Tumbleweed. Sopra Group, Axway and Tumbleweed disclaim any obligation to update or correct any forward-looking statements made on this web site.

About Axway
Axway is the leading global provider of collaborative business solutions. Axway establishes the dynamic connections — within and among enterprises — that make companies easier to do business with. Spanning all industries, over 8000 organizations in more than 100 countries depend on Axway to manage and control their business-critical information in motion — improving value chain efficiency, regulatory compliance and quality of service. Built on a service-oriented architecture (SOA), Axway’s Synchrony™ solutions feature a highly flexible integration and B2B framework, business and technical analytics, and professional services. Axway also offers customized solutions for the financial services, life sciences and automotive industries. A growing list of Axway’s solutions are available in a software-as-a-service (SaaS) model. A subsidiary of Sopra Group, SA, Axway is headquartered in Scottsdale, Arizona.

About Sopra Group
One of the leaders in the European consulting and IT services market, Sopra Group generated revenue of 1 billion euros in 2007 and has a human and intellectual resource potential of over 11,000 people. Thanks to a longstanding culture of excellence and strong sector-specific, functional and technological know-how, the Group offers its clients an end to end approach based on a well-honed business model. Sopra Group's ambition is to allow its clients to focus on transformation projects that will give them a competitive edge and help them drive growth. Sopra Group's savoir-faire encompasses prior strategic reflection through to the supervision and implementation of major systems integration and application outsourcing projects. The Group also pursues the worldwide deployment of its activities in both application integration and business process management through its subsidiary Axway, one of the leading providers of Collaborative Business Solutions, with a complete range of solutions and services. For more information, please go to our website www.sopragroup.com.

About Tumbleweed
Tumbleweed Communications Corp. (NASDAQ:TMWD), an industry leader in managed file transfer, email security and identity validation, provides enterprise-class solutions to organizations of all sizes. Tumbleweed's innovative products enable organizations to effectively manage and protect business-critical Internet communications, with capabilities that span secure file transfer, encryption, data loss prevention, and email security. Tumbleweed has more than 3,300 customers worldwide, including blue-chip companies across an array of industries such as technology, retail, finance, healthcare, manufacturing, consumer packaged goods, telecom, energy, and the U.S. Government. The world's most security conscious organizations rely upon Tumbleweed technology including Bank of America Securities, JP Morgan Chase & Co., the U.S. Food and Drug Administration, and the U.S. Department of Defense. Our award-winning products build on 15 years of R&D and 29 security patents in the U.S. alone - many of which are licensed by other security vendors. More information can be found at www.tumbleweed.com.

Contacts
Investor Relations Sopra Group:
Kathleen Bracco - +33 (0)1 40 67 29 61 - kbraccoclark@sopragroup.com

Press Relations Sopra Group:
Virginie Legoupil - +33 (0)1 40 67 29 41 - vlegoupil@sopragroup.com

Investor Relations Tumbleweed:
Matt Clawson - +1 949 474-4300 - matt@allencaron.com

Press Relations Tumbleweed:
Erika Blaney - +1 650 216 2110 - eblaney@tumbleweed.com

Press Relations Axway:
Lori Bush Shepard - +1 480 627 1836 - lbshepard@us.axway.com

Sopra Group - Société Anonyme with share capital of €46 686 124 - 326 820 065 RCS Annecy - APE 722A
Registered office: PAE - Les Glaisins - F-74940 Annecy-le-Vieux - Tel.: +33 (0)4 50 33 30 30

1.            Why has Axway entered into the plan of merger with Tumbleweed?

2.            What are the expected key benefits of the transaction to the companies?

3.            What is the expected role that the combined companies will play in the collaborative business infrastructure market?

4.            Are Axway's services and products the same as Tumbleweed's and what kind of synergies can customers expect?

5.            Will the products from Tumbleweed be integrated in the Axway offering? If so, when?

6.            Will any products be discontinued, or versions phased out?

7.            How will this transaction affect any of the current partners and resellers from Axway and Tumbleweed?

8.            Is there a common culture between Axway and Tumbleweed?

9.            What size will the combined entity be?

10.          How many employees do the companies have?

11.          What is the time frame for completing the transaction?

12.          Is Tumbleweed still considered a public company?

13.          Is Axway public or private?

Back to Main

1.	Why has Axway entered into the plan of merger with Tumbleweed?

Most importantly, Axway and Tumbleweed share a common vision about the market and solutions required to drive it. We would like to combine these companies and offer our joint customers an attractive set of products, solutions and services to solve their collaborative business and secure content delivery needs.

We believe that this transaction will support Axway's collaborative business solutions strategy by increasing the company's capacity to innovate, adding new solutions for enterprise customers to connect with their mid-market partners, and making these solutions available through both direct and indirect sales channels.
Merging Tumbleweed's operations into Axway would increase Axway's presence in North America. This would put Axway ahead of schedule in achieving its 2010 plan of balancing global revenues, expanding its customer base, and enlarging its product portfolio.

2.	What are the expected key benefits of the transaction to the companies?
Axway

1.	Make progress in balancing revenues between North America and Europe.

2.	Expand our vertical coverage in North America — strengthening our North American business in financial services, healthcare and government.

3.
Enhance our compliance story by adding advanced security capabilities to our Synchrony platform. To meet privacy, scalable identity, data leak prevention, and regulatory requirements, customers are demanding rich and dynamic security capabilities.

4.	Extend our market reach in North America by doubling our direct sales force and adding new indirect channels.

5.
Add new delivery mechanisms (such as appliances) to support the needs of more dynamic vertical and horizontal ecosystems. These ecosystems demand more configurability, intelligence and a diverse set of delivery options.

Tumbleweed

1.	Expand international presence and increase non-domestic revenue contribution. Axway has offices in 18 countries worldwide, particularly in Europe and throughout Asia-Pacific region.

2.
Expand distribution (doubling the North American sales force) and increase the percentage of revenue being driven through channels. The transaction should give us more resources to increase territory coverage and grow our channel revenues.

3.
Extend Tumbleweed's solutions with Axway's Synchrony functionality such as business-to-business collaboration, business activity monitoring, application integration, business process management, analytics and trading community management

4.	Strengthen managed file transfer (MFT) offering

3.	What is the expected role that the combined companies will play in the collaborative business infrastructure market?

Axway's goal is to be a leading provider of Collaborative Business Solutions, which we take to mean being world-class at multi-enterprise collaboration. We expect that value creation in today's ecosystem will be realized by our customers' ability to be agile and continuously improve.

4.	Are Axway's services and products the same as Tumbleweed's and what kind of synergies can customers expect?

•	We believe customers of both companies will benefit from a richer solution, because the product sets of both companies are complementary.

o
We expect Tumbleweed customers to benefit from Axway's Synchrony functionality such as business-to-business collaboration, business activity monitoring, application integration, business process management, analytics and trading community management.

	o	We expect Axway customers to benefit from the addition of Tumbleweed's policy-based secure email delivery, identity validation and ad hoc transfer capabilities.

•	On both sides, there are sets of functionalities and IP that further our strategy in the Collaborative Business Solution market.

o
Axway's complete suite of Collaborative Business Solutions is built upon the Synchrony platform, which is designed to enable SOA-based integration for "start anywhere, use anything" deployment that complements customers' existing IT infrastructure.

	o	Tumbleweed's secure content delivery solutions and appliance-based delivery products are designed to extend both the security features and deployment options available to the market.

•	The combination of two complementary MFT solutions is expected to make the joint entity a leading provider in this space, while strengthening its leadership in the B2B integration arena.

5.	Will the products from Tumbleweed be integrated in the Axway offering? If so, when?

There is definitely an interest in integrating the technology of the two companies. We believe that the product offerings are largely complementary, and in many cases would benefit from combining or extending features and functionality. As the transaction is not closed, the roadmaps have not been determined. We will finalize product roadmaps after completion of the transaction.

6.	Will any products be discontinued, or versions phased out?

As the product lines from each company are largely complementary, there is no immediate plan to discontinue specific products, or phase out versions. Historically, Axway has integrated acquired technologies in phases and as prioritized by our customers and the market. As the transaction is not closed, the roadmaps have not been determined. We will finalize product roadmaps after completion of the transaction.

7.	How will this transaction affect any of the current partners and resellers from Axway and Tumbleweed?

The only changes should be positive, as both companies recognize the importance of Tumbleweed's reseller channel. For more information please see your account executive.

8.	Is there a common culture between Axway and Tumbleweed?

Yes — both companies are dynamic, customer-centric software companies, recognized by industry analysts for their leadership in the software markets they serve. Both have a global perspective and share a common vision for growth.

9.	What size will the combined entity be?

The combined entity will have over 11,000 customers. Axway's revenues in 2007 were 145.5M Euros (approx US $217.5M), and Tumbleweed's was US $57.5M, totaling roughly US $275M.

10.	How many employees do the companies have?

Axway has 1,400 employees and Tumbleweed has 330, totaling 1,730 employees.

11.	What is the time frame for completing the transaction?

The plan of merger was signed June 5th. We anticipate the transaction will close sometime in Q3, after the satisfaction of customary closing conditions, including regulatory and Tumbleweed stockholder approvals.

12.	Is Tumbleweed still considered a public company?

Yes, Tumbleweed will remain a public company until the transaction is closed, which is currently expected in Q3.

13.	Is Axway public or private?

Axway is a wholly owned subsidiary of Sopra Group (Euronext Paris: SOP), which is listed on the Euronext Stock Exchange.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed merger of Tumbleweed by Sopra Group and Axway. In connection with the proposed merger, Axway and Tumbleweed intend to file relevant materials with the SEC, including Tumbleweed's proxy statement on Schedule 14A. STOCKHOLDERS OF TUMBLEWEED ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TUMBLEWEED'S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov, and Tumbleweed stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Tumbleweed. Such documents are not currently available.

Participants in Solicitation
The directors and executive officers of Sopra Group, Axway, and Tumbleweed may be deemed to be participants in the solicitation of proxies from the holders of Tumbleweed common stock in respect of the proposed transaction. Information about the directors and executive officers of Tumbleweed is set forth in the proxy statement for Tumbleweed's 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2008. Information about the directors and executive officers of Sopra Group and Axway is set forth in the Schedule 13D filed by Axway with the SEC on June 12, 2008. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the merger when it becomes available.

Safe Harbor for Forward-Looking Statements
This web site and the information set forth in it contain forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, actual results could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the expected benefits and costs of the transaction; management plans relating to the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to antitrust and CFIUS (Exon-Florio) regulations; any projections of earnings, revenues, synergies, accretion, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include risks related to the timing or ultimate completion of the transaction; the possibility that expected benefits may not materialize as expected; that, prior to the completion of the transaction, Tumbleweed's business may not perform as expected due to uncertainty; that the parties are unable to successfully implement integration strategies; and other risks and uncertainties that are beyond the control of Sopra Group, Axway and Tumbleweed. Sopra Group, Axway and Tumbleweed disclaim any obligation to update or correct any forward-looking statements made on this web site.

About Axway
Axway is the leading global provider of collaborative business solutions. Axway establishes the dynamic connections — within and among enterprises — that make companies easier to do business with. Spanning all industries, over 8000 organizations in more than 100 countries depend on Axway to manage and control their business-critical information in motion — improving value chain efficiency, regulatory compliance and quality of service. Built on a service-oriented architecture (SOA), Axway’s Synchrony™ solutions feature a highly flexible integration and B2B framework, business and technical analytics, and professional services. Axway also offers customized solutions for the financial services, life sciences and automotive industries. A growing list of Axway’s solutions are available in a software-as-a-service (SaaS) model. A subsidiary of Sopra Group, SA, Axway is headquartered in Scottsdale, Arizona.

About Sopra Group
One of the leaders in the European consulting and IT services market, Sopra Group generated revenue of 1 billion euros in 2007 and has a human and intellectual resource potential of over 11,000 people. Thanks to a longstanding culture of excellence and strong sector-specific, functional and technological know-how, the Group offers its clients an end to end approach based on a well-honed business model. Sopra Group's ambition is to allow its clients to focus on transformation projects that will give them a competitive edge and help them drive growth. Sopra Group's savoir-faire encompasses prior strategic reflection through to the supervision and implementation of major systems integration and application outsourcing projects. The Group also pursues the worldwide deployment of its activities in both application integration and business process management through its subsidiary Axway, one of the leading providers of Collaborative Business Solutions, with a complete range of solutions and services. For more information, please go to our website www.sopragroup.com.

About Tumbleweed
Tumbleweed Communications Corp. (NASDAQ:TMWD), an industry leader in managed file transfer, email security and identity validation, provides enterprise-class solutions to organizations of all sizes. Tumbleweed's innovative products enable organizations to effectively manage and protect business-critical Internet communications, with capabilities that span secure file transfer, encryption, data loss prevention, and email security. Tumbleweed has more than 3,300 customers worldwide, including blue-chip companies across an array of industries such as technology, retail, finance, healthcare, manufacturing, consumer packaged goods, telecom, energy, and the U.S. Government. The world's most security conscious organizations rely upon Tumbleweed technology including Bank of America Securities, JP Morgan Chase & Co., the U.S. Food and Drug Administration, and the U.S. Department of Defense. Our award-winning products build on 15 years of R&D and 29 security patents in the U.S. alone - many of which are licensed by other security vendors. More information can be found at www.tumbleweed.com.

Contacts
Investor Relations Sopra Group:
Kathleen Bracco - +33 (0)1 40 67 29 61 - kbraccoclark@sopragroup.com

Press Relations Sopra Group:
Virginie Legoupil - +33 (0)1 40 67 29 41 - vlegoupil@sopragroup.com

Investor Relations Tumbleweed:
Matt Clawson - +1 949 474-4300 - matt@allencaron.com

Press Relations Tumbleweed:
Erika Blaney - +1 650 216 2110 - eblaney@tumbleweed.com

Press Relations Axway:
Lori Bush Shepard - +1 480 627 1836 - lbshepard@us.axway.com

Sopra Group - Société Anonyme with share capital of €46 686 124 - 326 820 065 RCS Annecy - APE 722A
Registered office: PAE - Les Glaisins - F-74940 Annecy-le-Vieux - Tel.: +33 (0)4 50 33 30 30

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— Collaborative Business Solutions
 — Large enterprise customers
 — Direct sales model
 — Significant non-US presence
 — Strong MFT offering
Quick Overview

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— Collaborative Business Solutions
 — Large enterprise customers
 — Direct sales model
 — Significant non-US presence
 — Strong MFT offering
> Secure Content Delivery
 > Enterprise and Mid-market customers
 > Indirect sales model
 > Strong US Presence
 > Strong MFT offering
Quick Overview

1
2
3
4
— Collaborative Business Solutions
 — Large enterprise customers
 — Direct sales model
 — Significant non-US presence
 — Strong MFT offering
> Secure Content Delivery
 > Enterprise and Mid-market customers
 > Indirect sales model
 > Strong US Presence
 > Strong MFT offering
Quick Overview

4
— Collaborative Business Solutions
 — Large enterprise customers
 — Direct sales model
 — Significant non-US presence
 — Strong MFT offering
> Secure Content Delivery
 > Enterprise and Mid-market customers
 > Indirect sales model
 > Strong US Presence
 > Strong MFT offering
Quick Overview